UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 6, 2015

BARCLAYS DRYROCK FUNDING LLC

(as Depositor of the Barclays Dryrock Issuance Trust)

(Exact Name of Registrant as Specified in its Charter)

on behalf of

Barclays Dryrock Issuance Trust

	Delaware	333-200980-02	45-5441359
	(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

100 S. West Street Office 120 Wilmington, DE 19801 (302) 255-7073
(Address, Including Zip Code, and Telephone Number, Including Area Code, of each Registrant’s Principal Executive Offices)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.01.	Entry into a Material Definitive Agreement

On July 6, 2015, the Excess Funding Account, the Collection Account and each Supplemental Issuer Account (collectively, the “Issuer Accounts”) were established at U.S. Bank National Association. In connection therewith, the following agreements were entered into and executed:

	•	The First Amendment dated as of July 6, 2015 to the Amended and Restated Indenture, dated as of August 1, 2012, as amended and restated as of December 17, 2013 (as further amended, restated, supplemented or otherwise modified from time to time the “Indenture”), is entered into by and between Barclays Dryrock Issuance Trust, as Issuer (the “Issuer”) and U.S. Bank National Association, as the Indenture Trustee (the “Indenture Trustee”), as Securities Intermediary and as the depository bank.

	•	The First Amendment dated as of July 6, 2015 to the Second Amended and Restated Trust Agreement, dated as of August 1, 2012, as amended and restated as of December 17, 2013 (as further amended, restated, supplemented or otherwise modified from time to time the “Agreement”), is entered into by and between Barclays Dryrock Funding LLC, as Beneficiary and Transferor (“Dryrock Funding”) and Wilmington Trust, National Association, as Owner Trustee and Trustee Bank (the “Trustee”).

	•	Omnibus Amendment dated as of July 6, 2015 to the Series 2012-2 Indenture Supplement, dated as of November 16, 2012, the Series 2013-1 Indenture Supplement, dated as of October 10, 2013, the Series 2014-1 Indenture Supplement, dated as of March 4, 2014, the Series 2014-2 Indenture Supplement, dated as of May 28, 2014, the Series 2014-3 Indenture Supplement, dated as of September 18, 2014, the Series 2014-4 Indenture Supplement, dated as of November 26, 2014, the Series 2014-5 Indenture Supplement, dated as of November 26, 2014, the Series 2015-1 Indenture Supplement, dated as of March 12, 2015, and the Series 2015-2 Indenture Supplement, dated as of June 10, 2015, is entered into by and between the Issuer and the Indenture Trustee, and acknowledged and agreed to by Barclays Bank Delaware.

Item 9.01.	Exhibits

The following are filed as an Exhibit to this Report.
	Exhibit 4.1	The First Amendment dated as of July 6, 2015 to the Amended and Restated Indenture, dated as of August 1, 2012, as amended and restated as of December 17, 2013 (as further amended, restated, supplemented or otherwise modified from time to time the “Indenture”), is entered into by and between Barclays Dryrock Issuance Trust, as Issuer (the “Issuer”) and U.S. Bank National Association, as the Indenture Trustee (the “Indenture Trustee”), as Securities Intermediary and as the depository bank.

	Exhibit 4.2	Omnibus Amendment dated as of July 6, 2015 to the Series 2012-2 Indenture Supplement, dated as of November 16, 2012, the Series 2013-1 Indenture Supplement, dated as of October 10, 2013, the Series 2014-1 Indenture Supplement, dated as of March 4, 2014, the Series 2014-2 Indenture Supplement, dated as of May 28, 2014, the Series 2014-3 Indenture Supplement, dated as of September 18, 2014, the Series 2014-4 Indenture Supplement, dated as of November 26, 2014, the Series 2014-5 Indenture Supplement, dated as of November 26, 2014, the Series 2015-1 Indenture Supplement, dated as of March 12, 2015, and the Series 2015-2 Indenture Supplement, dated as of June 10, 2015 is entered into by and between the Issuer and the Indenture Trustee, and acknowledged and agreed to by Barclays Bank Delaware.

	Exhibit 99.1	The First Amendment dated as of July 6, 2015 to the Second Amended and Restated Trust Agreement, dated as of August 1, 2012, as amended and restated as of December 17, 2013 (as further amended, restated, supplemented or otherwise modified from time to time the “Agreement”), is entered into by and between Barclays Dryrock Funding LLC, as Beneficiary and Transferor (“Dryrock Funding”) and Wilmington Trust, National Association, as Owner Trustee and Trustee Bank (the “Trustee”).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BARCLAYS DRYROCK FUNDING LLC,
as depositor of Dryrock Issuance Trust

By:	/s/ Deepesh Jain
Name: Deepesh Jain Title: Vice President and Treasurer

July 6, 2015

EXHIBIT INDEX

Exhibit	Description

Exhibit 4.1	The First Amendment dated as of July 6, 2015 to the Amended and Restated Indenture, dated as of August 1, 2012, as amended and restated as of December 17, 2013 (as further amended, restated, supplemented or otherwise modified from time to time the “Indenture”), is entered into by and between Barclays Dryrock Issuance Trust, as Issuer (the “Issuer”) and U.S. Bank National Association, as the Indenture Trustee (the “Indenture Trustee”), as Securities Intermediary and as the depository bank.

Exhibit 4.2	Omnibus Amendment dated as of July 6, 2015 to the Series 2012-2 Indenture Supplement, dated as of November 16, 2012, the Series 2013-1 Indenture Supplement, dated as of October 10, 2013, the Series 2014-1 Indenture Supplement, dated as of March 4, 2014, the Series 2014-2 Indenture Supplement, dated as of May 28, 2014, the Series 2014-3 Indenture Supplement, dated as of September 18, 2014, the Series 2014-4 Indenture Supplement, dated as of November 26, 2014, the Series 2014-5 Indenture Supplement, dated as of November 26, 2014, the Series 2015-1 Indenture Supplement, dated as of March 12, 2015, and the Series 2015-2 Indenture Supplement, dated as of June 10, 2015 is entered into by and between the Issuer and the Indenture Trustee, and acknowledged and agreed to by Barclays Bank Delaware.

Exhibit 99.1	The First Amendment dated as of July 6, 2015 to the Second Amended and Restated Trust Agreement, dated as of August 1, 2012, as amended and restated as of December 17, 2013 (as further amended, restated, supplemented or otherwise modified from time to time the “Agreement”), is entered into by and between Barclays Dryrock Funding LLC, as Beneficiary and Transferor (“Dryrock Funding”) and Wilmington Trust, National Association, as Owner Trustee and Trustee Bank (the “Trustee”).